                                                                   Exhibit 10.16

                              MEMORANDUM AGREEMENT

     This Memorandum Agreement (this "Agreement"), dated May 10, 2001, is entered into by and among The Snyder Group Company, a Delaware corporation ("SGC"), each former shareholder of SGC listed on Schedule A hereto (the "Former Shareholders"), Red Robin International, Inc., a Nevada corporation ("Red Robin"), Red Robin West, Inc. (formerly Red Robin Holding Co., Inc.), a Nevada corporation and a wholly owned subsidiary of Red Robin ("Red Robin West"), Rodney Bench (the "Indenture Trustee"), as trustee of that certain Trust Indenture Agreement, dated May 11, 2000, by and between Red Robin and the Indenture Trustee (the "Trust Indenture"), and Bunch Grass Leasing, LLC ("Bunch Grass Leasing").

     RECITALS

     A. On May 11, 2000, SGC merged with and into Red Robin West pursuant to that certain Agreement and Plan of Merger, dated February 18, 2000, by and among Red Robin, Red Robin West, SGC and the Former Shareholders, as amended by that certain Closing Agreement and Amendment to Merger Agreement, dated as of May 11, 2000, by and among Red Robin, Red Robin West, SGC and the Former Shareholders (as so amended, the "Plan of Merger");

     B. The Plan of Merger provided for the delivery to the Former Shareholders of merger consideration equal to (i) an aggregate of 5,480,152 shares of Red Robin's common stock, par value $0.001 per share (the "Shares") and (ii) an amount in debentures issued by Red Robin pursuant to the Trust Indenture (the "Debentures") and/or cash equal to an aggregate of $10,960,301, allocated in the manner provided in the Plan of Merger and subject to adjustment pursuant to
Section 2.9 of the Plan of Merger;

     C. Pursuant to that certain Sinking Fund Agreement, dated September 6, 2000, by and between Red Robin and the Indenture Trustee, Red Robin established a sinking fund for the payment and performance of the Debentures, which was subsequently assigned to Bunch Grass Leasing pursuant to that certain Assignment and Assumption Agreement, dated September 6, 2000, by and among Bunch Grass Leasing, Red Robin and the Indenture Trustee;

     D. The Former Shareholders desire to amend the Plan of Merger and the Trust Indenture as more fully described herein to correct certain errors that occurred in connection with the allocation of the Shares and the Debentures to certain of the Former Shareholders listed on Schedule B hereto, and, subject to the conditions set forth herein, Red Robin has agreed to such amendment; and

     E. Red Robin, SGC and the Former Shareholders have agreed that the adjustment to the Merger Consideration calculated pursuant to Section 2.9 of the Plan of Merger is equal to $112,000 (the "Merger Consideration Adjustment"), which the parties agree shall be payable to the Former Shareholders in accordance with this Agreement.

     Now, therefore, pursuant to provisions in the Plan of Merger and the Trust Indenture and in consideration of the mutual promises contained herein, the parties agree as follows:

     1. Reallocation of Shares.
        ----------------------

          (a) In order to effect a correction of the Merger Consideration consisting of common stock of Red Robin to which certain Shareholders were entitled to pursuant to the Plan of Merger, concurrent with the closing of the transactions contemplated by this Agreement, (i) each Shareholder listed on Schedule B hereto agrees to surrender, or cause to be surrendered, to Red Robin the Shares issued to such Shareholder pursuant to
     Section 2.8 of the Plan of Merger and delivered to FINOVA Capital Corporation, a Delaware corporation (the "Lender"), pursuant to that certain Stock Pledge Agreement, dated September 6, 2000, by and among the Lender, Red Robin and certain shareholders of Red Robin (the "Finova Pledged Shares"), (ii) Red Robin agrees to mark the Finova Pledged Shares "cancelled," (iii) Red Robin agrees to issue to each such Shareholder that number of shares of common stock of Red Robin, par value $0.001 per share, set forth opposite such Shareholder's name on Schedule C hereto (the "Corrected Pledged Shares"), representing a portion of the shares of common stock of Red Robin to which such Shareholder was entitled to pursuant to the Plan of Merger, and (iv) in exchange for the Finova Pledged Shares, each such Shareholder agrees to deliver, or cause to be delivered, the Corrected Pledged Shares to the Lender.

          (b) Red Robin and the Shareholders listed on Schedule B hereto acknowledge and agree that in order to effect the reallocation of the Merger Consideration no action is required with respect to (i) the Shares issued to such Shareholders in connection with the Plan of Merger and deposited with the Bank of New York, as Escrow Agent, pursuant to that certain Escrow Agreement, dated May 11, 2000, by and among Red Robin, Red Robin West, the Former Shareholders and the Escrow Agent (the "Escrow Shares"), as set forth on Schedule D hereto, or (ii) the Shares pledged by Michael J. Snyder to Red Robin (the "Red Robin Pledged Shares"), as set forth on Schedule E hereto. Red Robin and each Shareholder listed on Schedule B hereto further acknowledge and agree that the Corrected Shares set forth on Schedule F hereto represent the portion of the Merger Consideration consisting of common stock of Red Robin to which such Shareholders was entitled to pursuant to the Plan of Merger.

          (c) The reallocation of the Merger Consideration resulting herefrom shall be effective as of the effective date of the closing of the transactions contemplated by the Plan of Merger.

     2. Reallocation of Debentures.
        --------------------------

          (a) Concurrent with the transactions contemplated by this Agreement,
     (i) each Shareholder listed on Schedule B hereto agrees to surrender, or cause to be surrendered, to the Indenture Trustee and/or Bunch Grass Leasing, as agent for and successor to Red Robin with respect to the Debentures, the Debentures issued to such Shareholder at the closing of the transactions contemplated by the Plan of Merger, (ii) the Indenture Trustee and/or Bunch Grass Leasing agree to mark such Debentures "cancelled," and
     (iii) the Indenture Trustee and/or Bunch Grass Leasing agree to issue to each such Shareholder that number of debentures set forth opposite such Shareholder's name on Schedule G hereto (the "Corrected Debentures"). The parties hereto acknowledge and agree that this Section 2 shall not alter or affect the satisfaction and release of Red Robin pursuant to Section 3 of that certain Assignment and Assumption Agreement, dated September 6, 2000, by and among Red Robin, the Indenture Trustee and Bunch Grass Leasing.

          (b) The reallocation of the Merger Consideration resulting herefrom shall be effective as of the effective date of the closing of the transactions contemplated by the Plan of Merger.

     3. Acknowledgment, Consent and Release by Former Shareholders. Each of the
        ----------------------------------------------------------
Former Shareholders, other than the Shareholders listed on Schedule B hereto, acknowledges and agrees that no reallocation of the Merger Consideration received by such Former Shareholders in connection with the Plan of Merger is required. Each of the Former Shareholders hereby consents to the correction, in accordance with this Agreement, of the allocation of the Merger Consideration consisting of Debentures and common stock of Red Robin to which the Shareholders listed on Schedule B hereto were entitled to pursuant to the Plan of Merger. Each of the Former Shareholders hereby releases Red Robin from any and all obligations or liabilities arising from or in connection with the transactions contemplated by this Agreement.

     4. Merger Consideration Adjustment.
        -------------------------------

          (a) Red Robin, SGC and the Former Shareholders acknowledge and agree that the Merger Consideration Adjustment calculated pursuant to Section 2.9 of the Plan of Merger equals $112,000 and has been finally determined in accordance with the Plan of Merger. Concurrent with the closing of the transactions contemplated by this Agreement and in fulfillment of Red Robin's obligations under Section 2.9 of the Plan of Merger: (A) Red Robin agrees to (i) issue to each Former Shareholder that number of shares of the common stock of Red Robin, par value $0.001 per share, set forth opposite such Former Shareholder's name on Schedule H hereto (the "Additional Shares"), (ii) deposit with the Indenture Trustee or Bunch Grass Leasing an amount in cash equal to $37,739.94, and (iii) deliver by cash or certified funds to each Former Shareholder the amount set forth opposite such Former Shareholder's name on Schedule I hereto (the "Additional Cash Consideration"); and (B) Bunch Grass Leasing and/or the Indenture Trustee agrees to issue to each Shareholder listed on Schedule B hereto that number of debentures listed opposite such Shareholder's name on Schedule J hereto (the "Additional Debentures"). The parties acknowledge and agree that the performance of the obligations set forth in this Section 4(a) are deemed to be in full and complete satisfaction of the obligations of Red Robin pursuant to Section 2.9 of the Plan of Merger.

          (b) The Merger Consideration Adjustment resulting herefrom shall be effective as of the date hereof.

     5. Surrender of Certificates. Concurrent with the closing of the
        -------------------------
transactions contemplated by this Agreement, each Shareholder listed on Schedule B hereto has surrendered, or caused to be surrendered, to Red Robin and the Indenture Trustee or Bunch Grass Leasing, as provided herein, any certificate evidencing the Shares or the Debentures which are to be cancelled pursuant to Sections 1 and 2 above. Each of the Shareholders listed on Schedule B hereto represents and warrants that each such certificate has not been pledged, encumbered, or transferred except to Red Robin or in accordance with the Pledge Agreement.

     6. Amendment. This Agreement corrects and amends the Plan of Merger and the
        ---------
Trust Indenture. Except as amended hereby, the terms of the Plan of Merger and the Trust Indenture shall continue in full force and effect and shall not be modified in any manner and shall be controlling as to the enforcement and interpretation hereof. The Former Shareholders acknowledge that this Agreement represents an amendment to the Plan of Merger, and hereby consent to and approve such amendment pursuant to the authority of Section 228 of the Delaware General Corporation Law.

     7. Representations and Warranties. By execution hereof, each person who is
        ------------------------------
a party hereto represents and warrants that this Agreement has been duly authorized by such person, that such person has capacity to execute and be bound by the terms of this Agreement, and that this Agreement constitutes the valid, binding, and enforceable obligations of such person.

     8. Incorporation. The recitals are incorporated in the body of this
        -------------
Agreement as if set forth at length.

     9. Integration. The Schedules attached hereto, together with all documents
        -----------
incorporated by reference therein, form an integral part of this Agreement and are hereby incorporated into this Agreement wherever reference is made to them to the same extent as if they were set out in full at the point in which such reference is made.

     10. Facsimile Signatures. This Agreement may be executed by facsimile
         --------------------
signature. An executed copy delivered with a facsimile signature shall be deemed an original for all purposes hereof. Each party executing by a facsimile signature shall provide an original signed copy to the party entitled thereto within thirty (30) days of such delivery.

     11. Counterparts. This Agreement and any amendment hereto may be executed
         ------------
in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective (unless otherwise provided) when one or more counterparts have been signed by each party and delivered to the other parties.

     12. Effective Date. This Agreement is effective upon the closing of the
         --------------
transactions contemplated by the Plan of Merger with respect to the issuance and delivery of the Corrected Pledged Shares and the Corrected Debentures to the Shareholders listed on Schedule B hereto and as of the date hereof with respect to the issuance and delivery of the Additional Shares, the Additional Debentures and the Additional Cash.

     In witness whereof the parties have set forth their hands, effective as indicated herein.

                                        Red Robin International, Inc.,
                                        a Nevada corporation


                                        By: /s/ James P. McCloskey
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        The Snyder Group Company,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                            Stephen Snyder,
                                            Vice President


                                        Red Robin West, Inc.,
                                        a Nevada corporation


                                        By: /s/ James P. McCloskey
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        Bunch Grass Leasing, LLC,
                                        a Nevada limited liability company


                                        By:
                                           -------------------------------------
                                            Rodney Bench,
                                            Manager



                                        ----------------------------------------
                                        Rodney Bench, trustee of the Trust
                                        Indenture dated as of May 11, 2000



                                        ----------------------------------------
                                        Michael J. Snyder

 In witness whereof the parties have set forth their hands, effective as indicated herein.

                                        Red Robin International, Inc.,
                                        a Nevada corporation


                                        By:
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        The Snyder Group Company,
                                        a Delaware corporation


                                        By: /s/ Stephen Snyder
                                           -------------------------------------
                                            Stephen Snyder,
                                            Vice President


                                        Red Robin West, Inc.,
                                        a Nevada corporation


                                        By:
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        Bunch Grass Leasing, LLC,
                                        a Nevada limited liability company


                                        By:
                                           -------------------------------------
                                            Rodney Bench,
                                            Manager



                                        ----------------------------------------
                                        Rodney Bench, trustee of the Trust
                                        Indenture dated as of May 11, 2000



                                        ----------------------------------------
                                        Michael J. Snyder

 In witness whereof the parties have set forth their hands, effective as indicated herein.

                                        Red Robin International, Inc.,
                                        a Nevada corporation


                                        By:
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        The Snyder Group Company,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                            Stephen Snyder,
                                            Vice President


                                        Red Robin West, Inc.,
                                        a Nevada corporation


                                        By:
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        Bunch Grass Leasing, LLC,
                                        a Nevada limited liability company


                                        By: /s/ Rodney Bench
                                           -------------------------------------
                                            Rodney Bench,
                                            Manager


                                        /s/ Rodney Bench
                                        ----------------------------------------
                                        Rodney Bench, trustee of the Trust
                                        Indenture dated as of May 11, 2000



                                        ----------------------------------------
                                        Michael J. Snyder

 In witness whereof the parties have set forth their hands, effective as indicated herein.

                                        Red Robin International, Inc.,
                                        a Nevada corporation


                                        By:
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        The Snyder Group Company,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------
                                            Stephen Snyder,
                                            Vice President


                                        Red Robin West, Inc.,
                                        a Nevada corporation


                                        By:
                                           -------------------------------------
                                            James P. McCloskey,
                                            Chief Financial Officer


                                        Bunch Grass Leasing, LLC,
                                        a Nevada limited liability company


                                        By:
                                           -------------------------------------
                                            Rodney Bench,
                                            Manager



                                        ----------------------------------------
                                        Rodney Bench, trustee of the Trust
                                        Indenture dated as of May 11, 2000


                                        /s/ Michael J. Snyder
                                        ----------------------------------------
                                        Michael J. Snyder

                                        The Stephen S. Snyder Intervivos Trust


                                        By: /s/ Stephen Snyder
                                           -------------------------------------
                                            Stephen Snyder, Trustee


                                        The Louise Snyder Intervivos Trust


                                        By: /s/ Louise Snyder
                                           -------------------------------------
                                            Louise Snyder, Trustee



                                        ----------------------------------------
                                        Michael E. Woods



                                        ----------------------------------------
                                        Robert Merullo


                                        Shamrock Investment Company,
                                        a Washington general partnership


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        ----------------------------------------
                                        George D. Hansen



                                        ----------------------------------------
                                        Deborah Hansen



                                        ----------------------------------------
                                        Beverly C. Brown



                                        ----------------------------------------
                                        L.V. Brown, Jr.

                                        The Stephen S. Snyder Intervivos Trust


                                        By:
                                           -------------------------------------
                                            Stephen Snyder, Trustee


                                        The Louise Snyder Intervivos Trust


                                        By:
                                           -------------------------------------
                                            Louise Snyder, Trustee


                                        /s/ Michael E. Woods
                                        ----------------------------------------
                                        Michael E. Woods


                                        /s/ Robert Merullo
                                        ----------------------------------------
                                        Robert Merullo


                                        Shamrock Investment Company,
                                        a Washington general partnership


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        ----------------------------------------
                                        George D. Hansen



                                        ----------------------------------------
                                        Deborah Hansen



                                        ----------------------------------------
                                        Beverly C. Brown



                                        ----------------------------------------
                                        L.V. Brown, Jr.

                                        The Stephen S. Snyder Intervivos Trust


                                        By:
                                           -------------------------------------
                                            Stephen Snyder, Trustee


                                        The Louise Snyder Intervivos Trust


                                        By:
                                           -------------------------------------
                                            Louise Snyder, Trustee



                                        ----------------------------------------
                                        Michael E. Woods



                                        ----------------------------------------
                                        Robert Merullo


                                        Shamrock Investment Company,
                                        a Washington general partnership


                                        By: /s/ George D. Hansen
                                           -------------------------------------
                                        Name:
                                        Title:


                                        /s/ George D. Hansen
                                        ----------------------------------------
                                        George D. Hansen


                                        /s/ Deborah Hansen
                                        ----------------------------------------
                                        Deborah Hansen


                                        /s/ Beverly C. Brown
                                        ----------------------------------------
                                        Beverly C. Brown



                                        ----------------------------------------
                                        L.V. Brown, Jr.

                                        The Stephen S. Snyder Intervivos Trust


                                        By:
                                           -------------------------------------
                                            Stephen Snyder, Trustee


                                        The Louise Snyder Intervivos Trust


                                        By:
                                           -------------------------------------
                                            Louise Snyder, Trustee



                                        ----------------------------------------
                                        Michael E. Woods



                                        ----------------------------------------
                                        Robert Merullo


                                        Shamrock Investment Company,
                                        a Washington general partnership


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        ----------------------------------------
                                        George D. Hansen



                                        ----------------------------------------
                                        Deborah Hansen



                                        ----------------------------------------
                                        Beverly C. Brown


                                        /s/ L.V. Brown, Jr.
                                        ----------------------------------------
                                        L.V. Brown, Jr.

                                   Schedule A

                               Former Shareholders

Michael J. Snyder
Stephen S. Snyder, as trustee of the Stephen S. Snyder Intervivos Trust Louise A. Snyder, as trustee of the Louise A. Snyder Intervivos Trust Michael E. Woods
Robert Merullo
Shamrock Investment Company, a Washington general partnership
George D. Hansen
Deborah Hansen
Beverly C. Brown
L.V. Brown, Jr.

                                   Schedule B

                         Shareholders with Reallocations

Michael J. Snyder
Stephen S. Snyder, as trustee of the Stephen S. Snyder Intervivos Trust Louise A. Snyder, as trustee of the Louise A. Snyder Intervivos Trust

                             Schedules C, D, E, F, G

                  Schedule C       Schedule D      Schedule E       Schedule F         Schedule G

                  Corrected                        Red Robin                           Corrected
Shareholder       Pledged Shares   Escrow Shares   Pledged Shares   Corrected Shares   Debentures
M. Snyder           1,115,083        1,025,008         150,000          2,290,091      $5,540,482.37

S. Snyder Trust       632,542          512,504                          1,145,046      $1,809,940.19

L. Snyder Trust       632,542          512,504                          1,145,046      $1,809,940.19
                    ---------        ---------         -------          ---------      -------------
TOTAL               2,380,167        2,050,016         150,000          4,580,183      $9,160,362.75

                               Schedule H, I and J

                         Merger Consideration Adjustment

                     Schedule H          Schedule I        Schedule J

                                         Additional Cash   Additional
Former Shareholder   Additional Shares   Consideration     Debentures

M. Snyder                  11,485           $ 4,100.03     $18,869.97

S. Snyder Trust             5,743           $ 2,050.02     $ 9,434.98

L. Snyder Trust             5,743           $ 2,050.02     $ 9,434.98

M. Woods                    1,120           $ 2,240.59        -0-

R. Merullo                  1,120           $ 2,240.59        -0-

Shamrock                    2,222           $ 4,444.59        -0-

G. Hansen                     141           $   282.73        -0-

D. Hansen                     138           $   276.75        -0-

B. Brown                      150           $   299.37        -0-

L. Brown                      150           $   299.37        -0-
                           ------           ----------     ----------

TOTAL                      28,012           $18,284.06     $37,739.94